EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements: Registration Statement No. 33-80943; Registration
Statement No. 33-80941; Registration Statement No. 33-80801; Registration Statement No. 333-06561; and Registration Statement No. 333-06567.



                                                        ARTHUR ANDERSEN LLP


Washington, D.C.
March 31, 1997





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